united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	09/30

Date of reporting period:	09/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 470-1029. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Fund Adviser:

Pekin Hardy Strauss, Inc.
161 N. Clark Street, Suite 2200
Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 12, 2019

Dear Appleseed Shareholder,

“Things fall apart; the centre cannot hold;
Mere anarchy is loosed upon the world,
The blood-dimmed tide is loosed, and everywhere
The ceremony of innocence is drowned;
The best lack all conviction, while the worst
Are full of passionate intensity.”

“The Second Coming,” W.B. Yeats

Slowly but surely, the world has been moving from compromise and coordination to name-calling and tribalism. We read news of impeachment inquiries, trade wars, mass demonstrations, accusations of treason, worsening geopolitical tensions, conspiracy theories, fake news, and Twitter curses, sometimes all in the same day. The current period will likely be studied closely by historians trying to make sense of the many seemingly irreconcilable conflicts that have surfaced.

Rising areas of contention include but are not limited to the United States vs. China, the rich vs. the poor, the old vs. the young, capitalists vs. socialists, Democrats vs. Republicans, and globalists vs. nationalists. Many of these conflicts seem irreconcilable, which means that a risk exists that some conflicts could be fought until won or lost rather than negotiated through compromise. The ongoing news about these conflicts creates uncertainty and stress for all concerned citizens.

As investors, we do not yet know how these conflicts will get resolved. Just as it would have been impossible to predict the drone attack that took place in September against Saudi Arabia, crippling approximately 50% of its oil processing capacity, it would be folly for us to make concrete predictions about political outcomes. Nevertheless, we have no choice but to express an opinion about probable outcomes through the investment decisions we make on behalf of Appleseed shareholders.

In this regard, we thought it would be useful to focus on a few areas of particular friction and discuss their likely economic and financial implications.

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Global Geopolitical Uncertainty

Two phenomena have driven the increased friction between the United States and China. First, as China’s economic and military strength has grown, China is increasingly able to challenge the global hegemony of the United States from economic, military, cultural, and monetary standpoints. Second, ever since China joined the World Trade Organization in 2002, U.S. manufacturing job losses accelerated, as U.S. companies built new production capacity in China while closing down domestic manufacturing facilities, which has exacerbated rising economic inequality within the United States.

While President Trump and Chairman Xi negotiate the terms of the U.S./China bilateral relationship, the uncertainty is unsettling for financial markets. President Trump often tries to buoy the stock market with hopeful tweets about trade discussions, except for when he scares the stock market with defiant tweets that stoke geopolitical tensions. As time passes, it grows more likely that the United States and China could enter into a new cold war. In a worst-case scenario, we would expect to see a bifurcation of supply chains, payment systems, technology infrastructure, financial markets, and even the Internet. In a best-case scenario, we would expect a bilateral agreement between the United States and China that allows for limited trade and places additional restrictions on currency manipulation.

With regard to the Middle East, the United States is trying to withdraw from its role as a regional peacekeeper. As we write this letter, President Trump has announced his intent to withdraw from Syria. The drone attack on Saudi Arabia’s processing facilities probably took advantage of the Trump administration’s communicated lack of appetite for engaging in new regional conflicts in the Middle East. With less interest and ability to project power in the region, the lack of a presence by the United States will allow other countries like Russia, China, and Iran to fill the void.

The international monetary system, too, is in the middle of a transition, as a unipolar monetary system centered around the U.S. dollar becomes increasingly multipolar. Since the Financial Crisis, perhaps in anticipation of current geopolitical shifts, foreign central banks have been turning away from the U.S. dollar as a hard currency reserve and turning towards gold. The United States has attempted to combat these efforts through economic sanctions, but sanctions are causing many countries to become even more eager to reduce

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their reliance on a U.S. dollar-centric monetary system. With the United States withdrawing or reducing its military presence in the Middle East, the role of the U.S. dollar as the currency of choice in global trade should inevitably diminish.

As the world shifts from a unipolar one, with the United States as the world’s policeman and reserve currency issuer, to a multipolar one, it should inevitably mean higher trade barriers, less globalization, less foreign hoarding of U.S. dollars, more support for gold as an international reserve, and fewer military commitments overseas for the United States.

Domestic Political Uncertainty

Over the past 30 years, with increased globalization, low inflation, and declining interest rates, U.S. investors have benefited greatly from increasing corporate profit margins and strong financial returns. At the same time, while wage gains have been robust for the upper 10% of the income distribution and especially for the upper 1% and above, wages for the bottom 90% of the income distribution have remained stagnant. As a result, income and wealth inequality has reached extreme levels not seen since the early 1930s, resulting in social discontent, class conflict, and the rise of populist politicians like Donald Trump on the Republican side and Bernie Sanders, Elizabeth Warren, and Andrew Yang on the Democrat side.

When considering the theme of economic inequality, we are reminded of historian Will Durant’s warning that an “unstable equilibrium generates a critical situation, which history has diversely met by legislation redistributing wealth or by revolution distributing poverty.” Current prescriptions that propose to address economic inequality vary. Some propose devaluing the dollar (e.g., Warren, Trump), thereby reducing the real value of debt obligations. Others propose wiping away debts, such as college loans (e.g., Warren, Sanders). Meanwhile, several want to use tax and fiscal policy to redistribute wealth explicitly (e.g., Yang, Sanders, Warren).

Regardless of the outcome of the 2020 election, whoever becomes president will likely face a starkly divided nation, enjoying wild popularity among one-half of the electorate while being despised by the other half.

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For investors, however, it may be the similarities between President Trump’s plans and various Democrat plans that are worth noting. President Trump has made it abundantly clear that he has no intention to lower the Federal deficit. If anything, he would be eager to sign a bill that increases spending to invest in infrastructure or further reduce tax rates. While Democratic candidates are calling for increased taxes, the taxes planned would hardly pay for proposed new spending. The top presidential candidates seem to all agree that keeping the Federal deficit under control is no longer a policy priority.

During the three consecutive years between 2016 and 2018, the budget deficit has expanded without a recession for the first time in U.S. history and is currently running at approximately 4% of GDP (see right chart). Based on current Congressional Budget Office projections, it is difficult to see anything that would get in the way of growing deficits during the next several decades, even without any policy changes. The policy proposals of President Trump and most Democratic presidential candidates would worsen an already poor budget outlook.

An increasing deficit is concerning enough, but the situation is made worse by the fact that the U.S. Treasury is starting to have increasing difficulties in financing these deficits. Since 2014, U.S. private investors, especially U.S. primary dealers such as JPMorgan Chase, have absorbed most of the additional supply of U.S. Treasuries (see bottom

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right chart). However, these primary dealers have little room to expand their balance sheet further to buy U.S. Treasuries, which is why the Federal Reserve will have to become an increasingly significant source of government funding.

Indeed, in recent weeks, the Federal Reserve has begun to increase the size of its balance sheet again by purchasing U.S. Treasury bills to ensure that the Federal government remains funded (see right chart). While denying any kinship to the quantitative easing measures that took place earlier this decade, the Federal Reserve has resumed these purchases while the only visible difference is that its purchases are restricted to short-term Treasuries.

We expect that the Federal Reserve will continue to “inject liquidity” and buy U.S. Treasury bonds as necessary with that liquidity, with no end in sight. Our confidence level is supported by the large supply of Treasury bonds that already has become too large for private investors to absorb and should only increase in the future.

Investment Implications

The ongoing, centrifugal transition towards a multipolar geopolitical environment and a more populist but divided political environment should have important long-term repercussions on the economy and financial markets. For the United States, a less globalized economy and increasing fiscal deficits monetized by the Federal Reserve are likely to result in higher wages, lower corporate profit margins due to increased labor costs, accelerating cost-push inflation, reduced capital inflows, a lower exchange rate for the U.S. dollar, and a renewed policy focus on domestic manufacturing production.

Inflation’s acceleration has already begun, albeit quietly, due to a combination of increased tariffs, reduced immigration, and minimum wage increases, despite the dollar remaining strong up until this point. The consumer price index (CPI) currently stands at a ten-year high. Further acceleration of inflation, while harmful to consumers and especially so to retirees, would make it easier for the U.S. government to reduce the real debt burdens of the Federal government, U.S. corporations, and U.S. households alike.

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With a weakening dollar, we would expect foreign stock markets, commodities, and gold to outperform. We have been increasingly positioned towards such investments, with a large allocation to gold, a significant commitment to companies that benefit from higher agricultural commodity prices, and an allocation to foreign equities that is greater than it has ever been for Appleseed. We expect these positions to perform if the dollar eventually weakens.

While we have gradually increased our allocation to foreign equities during recent years, we have also increased our allocation to emerging market equities. Appleseed Fund has a significant exposure to companies that operate in South Korea (SK Telecom, Hyundai Home Shopping), in China (China Mobile, Sina, Weibo), in Hong Kong (Cosco Pacific, ASM), and in South America (Despegar, Embraer). These investments are bottom-up investments in companies that are remarkably undervalued, in our estimation. The common objection with owning emerging market stocks is that emerging market stocks experience increased short-term volatility and, depending on the industry sector, concerns about environmental, social, and governance issues, but we would suggest four responses to this objection. First, we believe the short-term cost of higher volatility is worth paying in return for the potential long-term reward of outsized returns. Second, among those U.S. stocks that demonstrate minimal volatility, there is currently little opportunity for outsized return, as an enormous amount of capital has moved into “low-volatility” ETFs in recent years, and many of the companies that are widely regarded as low-volatility stocks are grossly overvalued. Third, our allocation to emerging market stocks is still less than 30% of Appleseed’s investment portfolio. Fourth, in recent years the availability and awareness of ESG data for emerging market companies have greatly improved. This gives us confidence in our ability to evaluate the sustainability profile and ESG risks of emerging market investments. In addition, we do not own the shares of any emerging market companies in extractive industry sectors.

In contrast, we believe those U.S. companies that have benefited greatly from globalization trends, such as Apple and Boeing, will probably have a difficult time maintaining current profit margins going forward. The ongoing trade war between the United States and China compromises their end markets and their supply chains alike. In addition, stocks that are expensive and trade at elevated P/E ratios should also have a difficult time performing well, as P/E ratios tend to contract when inflation expectations increase. We are still buying selected U.S. stocks for the Appleseed portfolio, but they are generally not the stocks of large-cap U.S. companies that have benefited so much from the globalization trend of the past 30 years; we are buying shares of small-cap and mid-cap U.S. companies that already have low P/E ratios.

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Despite inflation accelerating, we expect interest rates to remain low, thanks to U.S. Treasury purchases by the Federal Reserve that should cap interest rates and provide funding for increasing budget deficits. This has happened before, in the years following World War II, when the United States also had a large debt load relative to GDP (see right chart). Because inflation could very well remain at a level above that of long-term interest rates, long-term bonds remain unattractive investments.

Performance and Portfolio Changes

Over the past twelve months, Appleseed Fund, Institutional Class (APPIX) has generated a return of -0.28%, underperforming the MSCI World Index, which generated a total return of 1.83% over the past twelve months. Appleseed Fund continues to exceed our long-term goal of outperforming the market. Through September 30, 2019, Appleseed Fund has outperformed the MSCI World Index since its inception in 2006.

Over the past year, Appleseed Fund has benefited from the strong performance of its gold trust holdings. Gold has outperformed most stock markets during the past twelve months, as the interest rates of long-term bonds have declined and, in many cases, generate negative yields to maturity. The complaint that many investors have about owning gold is that, unlike many financial investments, gold does not generate any income. While certainly true, compared to many long-term sovereign bonds, which are guaranteed to generate a negative long-term return, gold’s yield of 0% looks relatively attractive. Also, because central banks simply cannot will more gold into existence and because central banks are currently buying gold rather than U.S. Treasuries, we have strong conviction that gold’s price should rise relative to most currencies, including U.S. dollars.

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Our stocks, on the other hand, have not fared so well this year. Investors continue to shift money into ETFs that hold low-volatility stocks, dividend stocks, high-tech growth stocks, and S&P 500 Index stocks, leading to overvaluation and, in our view, a strong likelihood of poor future returns going forward. We own mostly value stocks, during a period in which growth has outperformed value. We own an equity portfolio which is increasingly foreign with a large allocation to emerging markets, during a period in which U.S. stocks have outperformed foreign stocks and emerging market stocks have underperformed both. Within emerging markets, we have a particularly large allocation to East Asia (South Korea, China, and Hong Kong) during a period in which emerging market stocks in these countries have underperformed other emerging market countries. We also own a large allocation to small cap stocks, during a period in which small cap stocks have been out of favor.

As a result, most of the stocks we owned at the beginning of the year, already undervalued, have become even cheaper, while our opportunity set has also expanded. While current year returns have been anemic, we believe that we are finding outstanding opportunities that will set up Appleseed shareholders for better returns in the future. Our allocation to equities has increased to more than 75% of the portfolio, which is the highest that it has been in a decade. This allocation has increased not because we see blue skies ahead, but because we are finding investment opportunities to buy what we believe are high quality companies at very attractive prices. We do not know how long this window of opportunity will remain open, but we are taking advantage of it while also leaving some dry powder to use if the opportunity set becomes even more attractive than it is at the present time.

Within our equity portfolio, the biggest contributors to the Fund’s performance over the past twelve months were Ardelyx (ARDX), Oaktree Capital (OAK), and Spirit Airlines (SAVE). All three of these companies experienced strong returns for Appleseed shareholders during the 2019 fiscal year, and we continue to own a significant position in Ardelyx and Spirit Airlines for reasons that we will explain below.

●

Ardelyx, a biotech company based in Fremont California, is in the process of launching a late-stage product, Tenapanor, which has demonstrated the potential to treat two separate conditions: irritable bowel syndrome with constipation (IBS-C) and hyperphosphatemia in

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end-stage renal disease (ESRD). We accumulated a small position in Ardelyx last fall, after which the share price declined sharply. At the end of December 2018, the company’s shares were trading for less than the value of the cash on its balance sheet, despite the company’s promising pipeline. We significantly added to our position as the share price declined. In 2019, the share price has subsequently more than doubled, and the FDA has approved Tenapanor for IBS-C. As the company is gearing up for a Tenapanor product launch, we believe our Ardelyx shares are tremendously undervalued.

●

Oaktree Capital was a distressed debt manager we owned for years and was acquired by Brookfield Asset Management in 2019. While Oaktree generated a strong return for Appleseed shareholders during FY 2019, management sold the company for far less than it was worth, in our view, and we are disappointed by the long-term returns that Oaktree generated while we owned it. We blame ourselves for trusting that Howard Marks would treat Oaktree’s minority shareholders just as well as he would treat himself, which turned out not to be the case. Management received a sweetheart deal from Brookfield, at the expense of Oaktree’s minority shareholders.

●

Spirit Airlines was a fantastic stock for Appleseed Fund. We originally purchased Spirit’s shares when they were depressed in 2017 and trading in the low $30s. As the price war that was occurring at the time between Spirit and United dissipated, Spirit’s operating results improved quickly, along with investor sentiment. In November 2018, a little over a year after we bought our Spirit position, we liquidated Appleseed’s position in the low $50s. Since then, the company’s market share has only increased, but investor sentiment took a turn for the worse again due to temporary factors, including a runway closure in Ft. Lauderdale, Spirit’s most important airport, along with bad weather. We reinitiated a position in Spirit in recent weeks after the share price dipped backed down into the mid $30s.

Within our long equity portfolio, the most significant detractors to performance over the past year have been Mosaic (MOS), Titan International (TWI), and Sina Corporation (SINA).

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●

Mosaic is a leading fertilizer producer, while Titan International is a leading manufacturer of tractor tires. Both companies generate revenues and earnings that go up and down with the profits of farmers, and especially the profits of U.S. farmers. Unfortunately, due to a strong dollar, terrible weather during this year’s planting season, and the trade war with China, it has been an awful year for U.S. farmers and for these two companies. Because Mosaic and Titan should benefit when agricultural commodity prices rise with a weakening dollar, we have maintained our positions in these companies.

●

Sina Corporation is a technology holding company that owns a majority stake in Weibo, the leading social media platform in China. Unfortunately, Chinese social media companies have become increasingly out-of-favor by investors this year, and Sina shares have come under pressure as a result. We recently sold most of our position in Sina and replaced them with Weibo shares, which have performed even worse than Sina shares have this year. By switching our investment position from Sina to Weibo, we were able to realize some tax losses and own a more undervalued investment. The fundamentals of Weibo’s business remain exceptionally strong, and it is currently the largest holding of Appleseed Fund.

During the most recent quarter, we liquidated the Fund’s position in Paramount Bed Holdings after our most recent meeting with management, as a result of which we concluded that investors might have to wait a generation before Paramount Bed management decides to return some of the company’s excess cash to shareholders. We did not sell any other equity positions during the most recent quarter.

We also initiated new positions in Spirit Airlines, Sony Corporation, Weibo, and Ryanair Holdings. We have already discussed our purchases of Spirit Airlines and Weibo, but we will share our investment thesis for Sony and Ryanair Holdings below:

●

Sony Corporation owns market-leading businesses in both video games and music, both of which we believe should continue to grow at a healthy rate and earn attractive returns on capital for years to come. While profits and cash flows from these businesses have increased

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during the past several years, Sony’s share price has not kept up with earnings growth. The Sony management team has been making astute capital allocation decisions, reducing exposure to money losing, low growth electronics businesses, through a series of divestitures and restructuring measures, and investing capital in the company’s more profitable, faster growing businesses such as gaming and music. The company is also returning cash to shareholders through share buybacks. We initiated Appleseed’s position while Sony’s shares were trading at a multiple of less than nine times cash flow, which we believe is a fantastic price for such a high-quality business.

●

Ryanair is Europe’s largest airline and operates with a low-cost business model, much like Spirit Airlines in the United States, but with far more regional market dominance. Given the company’s low-cost position in the industry, Ryanair has continually taken share from the higher cost carriers throughout Europe. Despite competing in a cutthroat industry, Ryanair has earned attractive returns on capital over a long period of time, and we believe that this growth should continue, given both the scale and the remarkably low-cost position of the company. While European commercial airline traffic is expected to grow at a low single-digit rate over the intermediate period ahead, we believe Ryanair should continue to grow more quickly given its ability to capture incremental market share. After Ryanair’s share price declined by more than 50% over the past 18 months due to Boeing 737 Max delays, Brexit uncertainty, and a temporary price war in Germany, we initiated Appleseed’s position. At our purchase price, Ryanair was trading at less than nine times our estimate of normalized earnings.

* * * * * * *

We know that you have many investment options, and we remain humbled and honored by your decision to invest a portion of your capital in Appleseed Fund. Because we are shareholders ourselves, we are more careful about the investments we make and more disciplined about the price we pay for those investments. We remain dedicated to investing your hard-earned capital carefully, and we remain dedicated to constantly improving upon our research efforts.

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In periods of history when it sometimes feels like everything might be falling apart, such as the one we are all currently living through, trust comes at a premium. Our primary goal is to act as a trusted steward for our shareholders in managing Appleseed Fund, during good times and especially during challenging times. We thank you once again for your ongoing trust.

If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

Shaun Roach, CFA

As of 09/30/2019, the Fund’s Top Ten Holdings can be found at: www.appleseedfund.com.

The use of options involves substantial higher risks and may subject the Fund to higher price volatility. Investments in international markets present special risks, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation, and differences in auditing or other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Small and Mid-Cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, LLC (Member FINRA).

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (for the periods ended September 30, 2019)
	One Year	Five Year	Ten Year	Since Inception (12/08/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	-0.44%	2.88%	5.64%	5.76%	N/A
Institutional Class	-0.28%	3.09%	N/A	N/A	5.35%
MSCI World Index(b)	1.83%	7.18%	9.01%	5.28%	8.28%

				Expense Ratios (c)
				Investor Class	Institutional Class
Gross				1.55%	1.30%
With Applicable Waivers				1.35%	1.16%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 470-1029.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.10%, are from the Fund’s prospectus dated February 1, 2019. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2020. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the

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INVESTMENT RESULTS – continued (Unaudited)

recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2019 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 470-1029.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Appleseed Fund - Investor Class and the MSCI World Index

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2009 for the Investor Class and held through September 30, 2019. The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $100,000 Investment in the Appleseed Fund - Institutional Class and the MSCI World Index

This graph shows the value of a hypothetical initial investment of $100,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2019. The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

www.appleseedfund.com	16	(800) 470-1029

FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of September 30, 2019(a)

(a)	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov.

17

APPLESEED FUND SCHEDULE OF INVESTMENTS September 30, 2019
Common Stocks — 72.54%	Shares	Fair Value
Communication Services — 20.06%
China Mobile Ltd. - ADR (Hong Kong)	148,575	$6,151,006
Criteo S.A. - ADR (France)(a)	527,686	9,862,451
SINA Corporation (China)(a)	16,903	662,429
Sk Telecom Company Ltd. - ADR (South Korea)	196,562	4,363,676
Weibo Corporation - ADR (Cayman Islands)(a)	193,000	8,636,750
		29,676,312
Consumer Discretionary — 6.50%
Despegar.com Corporation (Virgin Islands British)(a)	263,024	2,977,432
Hyundai Home Shopping Network Corporation (South Korea)	48,358	3,691,450
Sony Corporation - ADR (Japan)	49,910	2,951,178
		9,620,060
Financials — 8.39%
Air Lease Corporation	77,650	3,247,323
Moscow Exchange MICEX-RTS PJSC (Russia)	3,870,500	5,654,835
Sberbank of Russia PJSC - ADR (Russia)	84,024	1,188,309
Sberbank of Russia PJSC - ADR (Russia)	164,000	2,324,700
		12,415,167
Industrials — 13.93%
Coherent, Inc.(a)	4,533	696,813
Embraer S.A. - ADR (Brazil)	445,874	7,691,327
Hudson Technologies, Inc.(a)	892,099	633,390
OSRAM Licht AG (Germany)	62,600	2,753,336
Ryanair Holdings Plc-SP ADR (Ireland)(a)	29,205	1,938,628
Spirit Airlines, Inc.(a)	160,282	5,818,236
Titan International, Inc.	398,156	1,075,021
		20,606,751
Information Technology — 9.21%
ASM Pacific Technology Ltd. (Hong Kong)	175,000	2,136,790
Samsung Electronics Company Ltd. (South Korea)	174,900	7,157,090
Silicom Ltd. (Israel)(a)	137,349	4,340,228
		13,634,108
Materials — 2.81%
Mosaic Company (The)	202,779	4,156,970

Pharmaceuticals — 4.43%
Ardelyx, Inc.(a)	1,396,440	6,563,268

Real Estate — 2.44%
Jones Lang LaSalle, Inc.	26,015	3,617,646

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2019
Common Stocks — 72.54% — continued	Shares	Fair Value
Transportation — 4.77%
Bollore SA (France)	948,900	$3,932,546
COSCO SHIPPING Ports Ltd. (Hong Kong)	3,924,000	3,134,117
		7,066,663
TOTAL COMMON STOCKS (Cost $105,314,277)		107,356,945

Closed-End Funds — 16.44%

Sprott Physical Gold Trust (Canada)(a)	1,683,075	19,893,947
Templeton Global Income Fund	721,929	4,432,644

TOTAL CLOSED-END FUNDS (Cost $21,345,052)		24,326,591

Exchange-Traded Funds — 1.64%

VanEck Merk Gold Shares(a)	168,000	2,422,644

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,927,944)		2,422,644

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2019
U.S. Government Securities — 4.40%	Principal Amount	Fair Value
U.S. Treasury Notes 2.38%, 4/30/2020	$6,500,000	$6,518,916

TOTAL U.S. GOVERNMENT SECURITIES (Cost $6,499,728)		6,518,916

Corporate Bonds — 0.07%

Calvert Impact Capital, Inc., 1.50%, 2/15/2021(b)	100,000	100,000

TOTAL CORPORATE BONDS (Cost $100,006)		100,000

Certificates of Deposit — 1.55%

Beneficial Bank, 0.80%, 10/18/2019	250,000	250,000
Community Bank, 1.50%, 10/17/2019(c)	1,039,300	1,039,300
Community Development Bank, 0.45%, 3/8/2020	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 11/28/2019	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 10/20/2019	250,000	250,000
Spring Bank, 0.90%, 3/28/2020	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,289,300)		2,289,300

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2019
Money Market Funds — 2.32%	Shares	Fair Value
Federated Government Obligations Fund, Institutional Class, 1.85%(d)	3,440,188	$3,440,188

TOTAL MONEY MARKET FUNDS (Cost $3,440,188)		3,440,188

Total Investments — 98.96% (Cost $140,916,495)		146,454,584

Other Assets in Excess of Liabilities — 1.04%		1,540,239

Net Assets — 100.00%		$147,994,823

(a)	Non-income producing security.
(b)	Illiquid security. The total fair value of these securities as of September 30, 2019 was $100,000, representing 0.07% of net assets.
(c)

Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.

(d)	Rate disclosed is the seven day effective yield as of September 30, 2019.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND SCHEDULE OF FUTURES CONTRACTS September 30, 2019
Long Futures Contracts	Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Euro FX Currency Future	18	December 2019	$2,466,563	$(104,032)
				$(104,032)

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2019
Assets
Investments in securities, at fair value (cost $140,916,495)	$146,454,584
Cash	1,502,134
Cash held at broker for futures contract transactions	79,200
Receivable for fund shares sold	85,434
Dividends and interest receivable	382,916
Tax reclaims receivable	98,189
Prepaid expenses	18,308
Total Assets	148,620,765
Liabilities
Payable for fund shares redeemed	89,108
Payable for investments purchased	377,340
Payable for net variation margin on futures contracts	8,663
Payable to Adviser, net of waiver	83,628
Payable for Administrative Service Plan fees, Investor Class, net of waiver	8,695
Payable to Administrator	15,600
Other accrued expenses	42,908
Total Liabilities	625,942
Net Assets	$147,994,823
Net Assets consist of:
Paid-in capital	145,042,975
Accumulated earnings	2,951,848
Net Assets	$147,994,823
Net Assets: Investor Class	$54,725,499
Shares outstanding (unlimited number of shares authorized, no par value)	4,373,888
Net asset value, offering and redemption price per share(a)	$12.51
Net Assets: Institutional Class	$93,269,324
Shares outstanding (unlimited number of shares authorized, no par value)	7,408,904
Net asset value, offering and redemption price per share(a)	$12.59

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

23

APPLESEED FUND STATEMENT OF OPERATIONS For the year ended September 30, 2019
Investment Income
Dividend income (net of foreign taxes withheld of $283,175)	$2,815,220
Interest income	326,966
Total investment income	3,142,186

Expenses
Adviser	1,417,415
Administrative services plan, Investor Class	171,797
Administration	109,782
Custodian	55,685
Fund accounting	48,873
Registration	38,555
Transfer agent	36,000
Report printing	30,539
Audit and tax	19,300
Legal	18,998
Trustee	10,760
Chief Compliance Officer	8,500
Insurance	6,345
Pricing	4,859
Miscellaneous	38,471
Interest	2,721
Dividend expense on securities sold short	600
Total expenses	2,019,200
Fees waived by Adviser	(260,817)
Administrative services plan waiver	(41,231)
Net operating expenses	1,717,152

Net investment income	1,425,034

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(101,332)
Securities sold short	90,569
Foreign currency translations	(74,005)
Futures contracts	(46,624)
Change in unrealized appreciation (depreciation) on:
Investment securities	(2,378,479)
Securities sold short	(88,321)
Foreign currency translations	3,860
Futures contracts	(225,742)
Net realized and unrealized gain (loss) on investment securities, securities sold short, foreign currency translations and futures contracts	(2,820,074)
Net decrease in net assets resulting from operations	$(1,395,040)

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$1,425,034	$1,381,368
Net realized gain (loss) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(131,392)	14,486,301
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(2,688,682)	4,031,000
Net increase (decrease) in net assets resulting from operations	(1,395,040)	11,836,669

Distributions to Shareholders from Earnings:
Investor Class	(6,503,371)	(958,075)
Institutional Class	(8,550,820)	(1,232,869)
Total distributions	(15,054,191)	(2,190,944)

Capital Transactions - Investor Class
Proceeds from shares sold	17,002,077	10,083,771
Reinvestment of distributions	6,381,956	943,235
Amount paid for shares redeemed	(40,301,020)	(23,560,486)
Proceeds from redemption fees(a)	28,036	582
Total Investor Class	(16,888,951)	(12,532,898)

Capital Transactions - Institutional Class
Proceeds from shares sold	28,559,492	15,692,180
Reinvestment of distributions	8,197,515	1,182,754
Amount paid for shares redeemed	(32,029,591)	(15,779,690)
Proceeds from redemption fees(a)	7,041	323
Total Institutional Class	4,734,457	1,095,567
Net decrease in net assets resulting from capital transactions	(12,154,494)	(11,437,331)
Total Decrease in Net Assets	(28,603,725)	(1,791,606)

See accompanying notes which are an integral part of these financial statements.

25

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS – continued
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net Assets
Beginning of year	$176,598,548	$178,390,154
End of year	$147,994,823	$176,598,548

Share Transactions - Investor Class
Shares sold	1,345,615	739,240
Shares issued in reinvestment of distributions	512,195	69,611
Shares redeemed	(3,217,057)	(1,732,276)
Total Investor Class	(1,359,247)	(923,425)

Share Transactions - Institutional Class
Shares sold	2,262,584	1,148,241
Shares issued in reinvestment of distributions	654,754	86,903
Shares redeemed	(2,554,647)	(1,153,465)
Total Institutional Class	362,691	81,679
Net decrease in shares outstanding	(996,556)	(841,746)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of year	$13.77	$13.05
Investment operations:
Net investment income (loss)(a)	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.15)	0.79
Total from investment operations	(0.07)	0.87
Less distributions to shareholders from:
Net investment income	(0.01)	(0.09)
Net realized gains	(1.19)	(0.06)
Total distributions	(1.20)	(0.15)
Paid in capital from redemption fees	0.01	— (b)
Net asset value, end of year	$12.51	$13.77
Total Return(c)	(0.44)%	6.68%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$54,725	$78,955
Ratio of net expenses to average net assets(d)(e)	1.14%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.36%	1.45%
Ratio of net investment income (loss) to average net assets(d)	0.72%	0.64%
Portfolio turnover rate	79%	85%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)

Excluding dividend and interest expense, the ratios of net expenses and income to average net assets were 1.14%, 1.14%, 1.14%, 1.14% and 1.20% for the fiscal years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

27

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$12.22	$11.40	$13.96

0.15	0.03	(0.01)
0.85	1.07	(1.15)
1.00	1.10	(1.16)

(0.17)	—	—
— (b)	(0.28)	(1.40)
(0.17)	(0.28)	(1.40)
— (b)	— (b)	—	(b)
$13.05	$12.22	$11.40
8.37%	9.90%	(8.90)%

$86,898	$103,650	$112,447
1.27%	1.16%	1.22	%(f)
1.48%	1.39%	1.39%
1.33%	0.27%	(0.06)%
56%	82%	52%

See accompanying notes which are an integral part of these financial statements.

28

APPLESEED FUND — INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of year	$13.86	$13.14
Investment operations:
Net investment income(a)	0.14	0.12
Net realized and unrealized gain (loss) on investments	(0.18)	0.77
Total from investment operations	(0.04)	0.89
Less distributions to shareholders from:
Net investment income	(0.04)	(0.11)
Net realized gains	(1.19)	(0.06)
Total distributions	(1.23)	(0.17)
Paid in capital from redemption fees	— (b)	— (b)
Net asset value, end of year	$12.59	$13.86
Total Return(c)	(0.28)%	6.85%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$93,269	$97,643
Ratio of net expenses to average net assets(d)(e)	0.95%	1.06%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.11%	1.20%
Ratio of net investment income to average net assets(d)	0.95%	0.86%
Portfolio turnover rate	79%	85%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)

Excluding dividend and interest expense, the ratios of net expenses and income to average net assets were 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

29

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$12.31	$11.47	$14.02

0.18	0.06	0.02
0.86	1.08	(1.16)
1.04	1.14	(1.14)

(0.21)	(0.02)	(0.01)
— (b)	(0.28)	(1.40)
(0.21)	(0.30)	(1.41)
— (b)	— (b)	—	(b)
$13.14	$12.31	$11.47
8.59%	10.18%	(8.68)%

$91,492	$88,846	$92,607
1.08%	0.97%	0.97	%(f)
1.23%	1.14%	1.14%
1.56%	0.46%	0.18%
56%	82%	52%

See accompanying notes which are an integral part of these financial statements.

30

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS
September 30, 2019

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

31

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

32

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Foreign Taxes – The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (“ETFs”) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

33

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from

34

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

35

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

For the fiscal year ended September 30, 2019, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings
$ 1,001	$ (1,001)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

36

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield,

37

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a

38

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$107,356,945	$—	$—	$107,356,945
Closed-End Funds	24,326,591	—	—	24,326,591
Exchange-Traded Funds	2,422,644	—	—	2,422,644
U.S. Government Securities	—	6,518,916	—	6,518,916
Corporate Bonds	—	100,000	—	100,000
Certificates of Deposit	—	2,289,300	—	2,289,300
Money Market Funds	3,440,188	—	—	3,440,188
Total	$137,546,368	$8,908,216	$—	$146,454,584

(a)	Refer to Schedule of Investments for sector classifications.

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts(a)	$(104,032)	$—	$—	$(104,032)
Total	$(104,032)	$—	$—	$(104,032)

(a)	The amount shown represents the net unrealized depreciation of the futures contracts.

39

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Currency Futures Contracts – The Fund may enter into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2019, is held for collateral for futures transactions and is restricted from withdrawal.

40

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2019, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2019.

At September 30, 2019:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Liability Derivatives	Fair Value
Foreign Exchange Risk:
Futures contracts	Payable for net variation margin on futures contracts	$(8,663)

41

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS — continued

For the fiscal year ended September 30, 2019:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Long futures contracts	Net realized and change in unrealized gain (loss) on futures contracts	$(147,334)	$(92,506)
Short futures contracts	Net realized and change in unrealized gain (loss) on futures contracts	100,710	(133,236)
Equity Price Risk:
Purchased option contracts	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$412,094	$628,554

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended September 30, 2019:

Derivatives	Average Ending Monthly Fair Value/ Notional Value
Purchased options contracts(a)	$718,696
Long futures contracts	2,547,113
Short futures contracts(b)	(5,195,556)

(a)	Average based on the seven months during the period that had activity.
(b)	Average based on the two months during the period that had activity.

42

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Futures Contracts	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Variation Margin on Futures Contracts	$(8,663)	$—	$(8,663)	$—	$8,663	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2019, before the waiver described below, the Adviser earned a fee of $1,417,415 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual

43

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2020. For the fiscal year ended September 30, 2019, the Adviser waived fees of $260,817. At September 30, 2019, the Adviser was owed $83,628 from the Fund for advisory services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2019 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2020	$261,202
September 30, 2021	244,926
September 30, 2022	260,817

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2019, the Administrator earned fees of $109,782 for administration services, $48,873 for fund accounting services, $36,000 for transfer agent services. At September 30, 2019, the Fund owed the Administrator $15,600 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the

44

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,520 per fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2020. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing

45

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

periodic account statements. For the fiscal year ended September 30, 2019, the Investor Class incurred Administrative Services fees of $171,797 ($130,566 after waiver described above). At September 30, 2019, $8,695 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2019, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$10,378,163
Other	111,402,171
Sales
U.S. Government Obligations	$10,433,801
Other	141,452,882

46

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2019, the net unrealized appreciation (depreciation) of investments, including securities sold short and written options, for tax purposes was as follows:

Gross unrealized appreciation	$9,215,403
Gross unrealized depreciation	(7,876,375)
Net unrealized appreciation on investments	$1,339,028

Tax cost of investments	$145,112,808

The tax character of distributions paid for the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$855,220	$1,380,671
Long-term capital gains	14,198,971	810,273
Total distributions paid	$15,054,191	$2,190,944

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,734,484
Accumulated capital and other losses	(2,121,664)
Unrealized appreciation on investments	1,339,028
Total accumulated earnings	$2,951,848

At September 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for certain investments.

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2019, the Fund deferred post October qualified losses in the amount of $2,121,664.

47

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2019

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

48

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and futures contracts, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers, or by other alternate procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 27, 2019

49

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

50

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Investor Class	Actual	$ 1,000.00	$ 981.20	$ 5.68	1.14%
	Hypothetical (b)	$ 1,000.00	$ 1,019.38	$ 5.79	1.14%
Institutional Class	Actual	$ 1,000.00	$ 982.10	$ 4.74	0.95%
	Hypothetical (b)	$ 1,000.00	$ 1,020.33	$ 4.84	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

51

OTHER FEDERAL TAX
INFORMATION – (Unaudited)

For the year ended September 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

Qualified Dividend Income: For the year ended September 30, 2019, the Fund designates 38.72% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction. For the year ended September 30, 2019, the Fund designates 3.52% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.19 and the foreign tax expense per share was $0.02. Shareholders will receive more detailed information along with their 2019 Form 1099-DIV.

For the year ended September 30, 2019, the Fund designated $14,198,972 as long-term capital gain distributions.

52

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

53

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 16 series.

54

TRUSTEES AND OFFICERS – continued (Unaudited)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Treasurer of Oak Associates Funds since April 2019; Treasurer of Centaur Mutual Funds Trust since April 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

55

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

56

MANAGEMENT AGREEMENT
RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Pekin Hardy Strauss, Inc. (“Pekin”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 14, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin. At the Trustees’ quarterly meeting held in August 2019, a sub-committee of the Board interviewed certain executives of Pekin, including Pekin’s Chief Compliance Officer and its Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Pekin (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Pekin for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin to the Fund.

57

MANAGEMENT AGREEMENT
RENEWAL – continued (Unaudited)

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2019. The Trustees observed that the Fund’s Institutional Class and Investor Class had both underperformed its benchmark, the MSCI World Index, and the average return of its Morningstar World Allocation Category for the year-to-date, and the one-, three-, five-, and ten-year periods, with the exception that the Institutional Class slightly outperformed the Category over the ten-year period. The Trustees considered Pekin’s explanation that the Fund’s underperformance was primarily attributable to the Fund only being invested about 65% in stocks over a long bull market period, as well as that value stocks have been underperforming growth stocks for an extended period of time. The Trustees also noted that the Fund’s performance relative to its benchmark was negatively impacted by its significant underinvestment in U.S. stocks, which have been outperforming international stocks for an extended period.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar World Allocation Category, which indicated that the Fund’s gross management fee and net expenses are higher than the average and median for that group of funds. The Trustees considered and found reasonable Pekin’s explanation that the amount of work required by its socially responsible investing strategy justifies the higher management fee.

The Trustees also considered a profitability analysis prepared by Pekin for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Pekin is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also recalled their review of the Fund’s Administrative Services plan at its February meeting and considered other potential benefits that Pekin may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with Pekin’s other advisory clients. After considering the above information, the Trustees

58

MANAGEMENT AGREEMENT
RENEWAL – continued (Unaudited)

concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Pekin’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Pekin’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Pekin’s level of profitability in managing the Fund, it does not appear that Pekin is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

59

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

60

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[THIS PAGE INTENTIONALLY LEFT BLANK]

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available: (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

FCI Bond Fund

Annual Report

September 30, 2019

Fund Adviser:

Financial Counselors, Inc.
5901 College Boulevard, Suite 110
Overland Park, Kansas 66211
Toll Free (877) 627-8504

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED)

Market Review

The U.S. economy is at a crossroads where the strength of the consumer and high levels of employment are wrestling with global trade tensions, weakening business confidence, a manufacturing slowdown, political dysfunction, and the impeachment process. Currently, the scales tilt toward the strength of the consumer because it accounts for 68% of the U.S. gross domestic product. With unemployment at a 51 year low and wage growth near 3%, consumer confidence and retail spending remain elevated. With the additional impact of lower mortgage rates, new and existing home sales have rebounded. Auto and truck sales may have peaked for this business cycle, but they are holding at a solid annualized pace of around 17 million units.

As a counterbalance to these positives, there has been a distinctive weakening trend in our own manufacturing front, as well as in most of the other economies of the world. Domestically, the ISM Manufacturing Index registered 47.8 last month, well below the 50 level that is considered the demarcation between growth and contraction. This was the lowest level since June 2009, and its sixth consecutive monthly decline. Among the forward-looking subsectors of the report, weakness was most evident in the new order and employment components. Internationally, China’s growth has slowed to the lowest level in 27 years, Europe is on the cusp of recession, and Southeast Asia is likely following suit. While these developments are worrisome, they do not necessarily indicate the end of this historic period of uninterrupted growth for the U.S. economy.

Inflation measures eased over the past 9 months, with the core personal consumption expenditures (PCE), falling from a 2.00% annualized rate to 1.77% and as average hourly earnings declining from a 3.4% annualized rate during the spring of this year to a 2.9% rate. More disturbing was a 62 basis point per year drop in a market-based forecast for inflation 10 years forward. At a forecasted rate of 1.52%, investors are indicating that overall global deflationary factors will be a more powerful force on overall inflation than domestic wage increases.

Supported by mounting uncertainties, moderated economic momentum, and muted inflationary pressures, on the last day of July the Federal Reserve’s (the Fed”) Open Market Committee (FOMC) delivered their first rate cut in nearly 4,000 days. The well-telegraphed 25 basis point (bps) cut was accompanied with a reference to a “mid-cycle adjustment to policy”, as opposed to the “beginning of a lengthy cutting cycle.” After trading in a relatively narrow range during July, rates plunged in early August,

1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED) – (continued)

as the markets voiced their displeasure about the Fed’s rate outlook. As measured by the most common indices, that month’s bond market returns were the best in over 10 years.

The yield curve flattened significantly and even inverted for about a week in late August with the 10-year yield dropping 5 bps below the 2-year rate. This curve inversion sent recessionary alarm bells ringing. Accordingly, the Fed came in and cut the overnight rate again on September 18th,but the members of the FOMC, a key entity of The Federal Reserve System, indicated even greater divergence in their expectations for additional actions. A modest curve slope returned, but ended September with a 2-10 year spread of about 5 bps, but with the entire curve yielding less than overnight Fed Funds rate. Overall, bonds delivered exceptionally strong returns for the past 12 months ending September 30, 2019, as the yields declined across the curve. The 2-year Treasury note ended the 12-month period 120 basis points (bps) lower at 1.62%, while 10-year notes ended 140 bps lower at 1.67%. The 30-year Treasury bond ended September at 2.11%, 110 bps lower than at the end of September of last year.

Investment-grade credit spreads widened significantly in the final quarter of 2018, along with the sell-off in equity prices, and then recovered most of that move by May of this year, as Treasury rates plunged and investors searched for safe, incremental yield. Spreads again moved wider with the increasing trade tensions and ended September at a level of about 130 basis points. Even with spreads ending the 12-month period about 35 bps wider, intermediate maturity (1-10 year), investment-grade corporate bonds delivered an outstanding return of 9.57%, whereas Treasury notes in the same maturity range had a return of 7.59%.

Looking forward, we still believe that spread levels make corporate bonds attractive relative to government bonds. Accordingly, we expect to continue to maintain a higher allocation to the sector. Likewise, with over $15 trillion in negative yielding debt around the world, we continue to believe that interest rates in the U.S. are not likely to increase significantly anytime soon; therefore, we are maintaining a full duration policy.

2

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED) – (continued)

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. We seek to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation, and individual security selection.

The Fund has an overall interest rate exposure similar to that of the benchmark index. From a sector perspective it is positioned with a higher allocation to high-quality, investment-grade corporate bonds. The portfolio would benefit from the incremental yield as well as potential for relative price appreciation if corporate bond spreads narrow.

Performance

For the 12 month period ended September 30, 2019, the Fund’s performance was 7.98%, net of fees. This compares to the Bloomberg Barclays U.S. Intermediate Government/Credit Index’s performance of 8.17% for the same period. The major factor contributing to the Fund’s performance for the fiscal year was the higher allocation to investment-grade bonds. Fund expenses detracted from relative performance.

3

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended September 30, 2019)
	1 Year	5 Year	10 Year
FCI Bond Fund	7.98%	2.40%	3.02%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index®**	8.17%	2.68%	3.05%

Total annual operating expenses, as disclosed in the FCI Bond Fund (the “Fund”) prospectus dated January 28, 2019 were 0.91% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes, borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2020. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the expense ratios as of September 30, 2019 can be found in the financial highlights.

4

INVESTMENT RESULTS – (UNAUDITED) – (continued)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on FCI Bond Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 627-8504.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

**

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index® (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 627-8504.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

INVESTMENT RESULTS – (UNAUDITED) – (continued)

This graph shows the value of a hypothetical initial investment of $250,000 made on October 1, 2009 for the Fund and held through September 30, 2019. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The graph also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 627-8504. You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

6

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

7

FCI BOND FUND
SCHEDULE OF INVESTMENTS

September 30, 2019

CORPORATE BONDS – 59.89%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 52.85%
AbbVie, Inc., 4.25%, 11/14/2028	$500,000	$542,982
Activison Blizzard, Inc., 3.40%, 9/15/2026	400,000	416,263
American International Group, Inc., 4.13%, 2/15/2024	600,000	642,324
Applied Materials, Inc., 4.30%, 6/15/2021	225,000	233,998
AT&T, Inc., 3.40%, 6/15/2022	800,000	825,178
AT&T, Inc., 4.25%, 3/1/2027	475,000	517,224
AvalonBay Communities, Inc., 2.95%, 9/15/2022	450,000	461,287
Bank of America Corporation, 3.30%, 1/11/2023	1,000,000	1,033,825
BlackRock, Inc., 5.00%, 12/10/2019	500,000	502,734
Boardwalk Pipelines, L.P., 4.45%, 7/15/2027	500,000	514,925
Celgene Corporation, 3.63%, 5/15/2024	500,000	528,327
Citigroup, Inc., 3.20%, 10/21/2026	700,000	724,233
Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 5.45%, 6/15/2023(a)	400,000	435,572
Discover Financial Services, 5.20%, 4/27/2022	475,000	508,044
Edwards Lifesciences Corporation, 4.30%, 6/15/2028	625,000	704,611
Encana Corporation, 3.90%, 11/15/2021	450,000	461,137
Fifth Third Bank, 2.25%, 6/14/2021	400,000	401,394
General Motors Financial Company, 3.70%, 5/9/2023	500,000	511,856
Goldman Sachs Group, Inc. (The), 5.38%, 3/15/2020	1,025,000	1,039,877
JPMorgan Chase & Company, 2.70%, 5/18/2023	1,225,000	1,246,393
Macy’s Retail Holdings, Inc., 4.38%, 9/1/2023	400,000	412,639
McDonald’s Corporation, 3.70%, 1/30/2026	98,000	105,272
Morgan Stanley, 3.88%, 1/27/2026	700,000	751,959
National Oilwell Varco, Inc., 2.60%, 12/1/2022	450,000	452,690
Raymond James Financial, Inc., 3.63%, 9/15/2026	450,000	471,149
Starbucks Corporation, 3.80%, 8/15/2025	600,000	649,750
Synchrony Financial, 3.75%, 8/15/2021	500,000	511,795
TJX Companies, Inc. (The), 2.25%, 9/15/2026	200,000	199,634
Verizon Communications, 4.13%, 3/16/2027	600,000	663,062
Walt Disney Company (The), 4.50%, 2/15/2021(a)	800,000	828,394
Wells Fargo & Company, 3.00%, 4/22/2026	700,000	718,347
Wells Fargo Bank NA, 3.55%, 8/14/2023	550,000	577,852
Westpac Banking Corporation, 4.88%, 11/19/2019	350,000	351,225

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2019

CORPORATE BONDS – 59.89% – continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 52.85% – continued
Willis North America, Inc., 3.60%, 5/15/2024	$280,000	$291,149
Zoetis, Inc., 3.25%, 2/1/2023	485,000	498,125

TOTAL CORPORATE BONDS – DOMESTIC (Cost $18,912,223)		19,735,226

Corporate Bonds – Foreign – 7.04%

Corporate Bonds – Australia – 1.36%
National Australia Bank Ltd., 2.80%, 1/10/2022	500,000	509,351

Corporate Bonds – Canada – 0.84%
Husky Energy, Inc., 4.00%, 4/15/2024	300,000	314,390

Corporate Bonds – Cayman Islands – 1.13%
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	400,000	421,134

Corporate Bonds – Isle Of Man – 0.99%
AngloGold Ashanti Holdings plc, 5.13%, 8/1/2022	350,000	368,968

Corporate Bonds – Luxembourg – 1.28%
Schlumberger Investment, 3.65%, 12/1/2023	450,000	476,067

Corporate Bonds – United Kingdom – 1.44%
Aon plc, 3.88%, 12/15/2025	500,000	537,876

TOTAL CORPORATE BONDS – FOREIGN (Cost $2,542,075)		2,627,786

TOTAL CORPORATE BONDS (Cost $21,454,298)		22,363,012

U.S. TREASURY OBLIGATIONS – 27.74%
United States Treasury Note, 1.38%, 2/15/2020	800,000	798,313
United States Treasury Note, 2.63%, 11/15/2020	1,050,000	1,059,536
United States Treasury Note, 1.75%, 7/31/2021	250,000	250,386
United States Treasury Note, 2.00%, 2/15/2025	2,550,000	2,604,386
United States Treasury Note, 2.13%, 5/15/2025	2,050,000	2,108,497
United States Treasury Note, 2.25%, 2/15/2027	850,000	887,005
United States Treasury Note, 2.75%, 2/15/2028	300,000	325,764
United States Treasury Note, 2.63%, 2/15/2029	1,000,000	1,082,480
United States Treasury Note, 1.63%, 8/15/2029	1,250,000	1,244,385

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,133,775)		10,360,752

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2019

U.S. GOVERNMENT AGENCIES – 6.91%	Principal Amount	Fair Value
Federal Home Loan Banks, 2.75%, 7/11/2031	$300,000	$300,009
Federal Home Loan Mortgage Corporation, 2.00%, 10/27/2023(b)	700,000	700,062
Federal Home Loan Mortgage Corporation, 3.50%, 1/1/2048	184,234	191,459
Federal National Mortgage Association, 1.50%, 8/10/2021	600,000	597,990
Federal National Mortgage Association, 1.50%, 8/24/2021	795,000	790,279

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,564,254)		2,579,799

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.42%
Federal Home Loan Mortgage Corporation, Pool #A57160, 5.50%, 2/1/2037	17,434	18,951
Federal National Mortgage Association, Pool #745133, 5.50%, 11/1/2035	23,753	26,843
Federal National Mortgage Association, Pool #832648, 5.00%, 9/1/2035	10,602	11,599
Federal National Mortgage Association, Pool #832949, 5.00%, 9/1/2035	11,025	12,170
Federal National Mortgage Association, Pool #845549, 5.50%, 1/1/2036	31,529	35,777
Federal National Mortgage Association, Pool #878104, 5.50%, 4/1/2036	10,566	11,712
Federal National Mortgage Association, Pool #AB4300, 3.50%, 1/1/2042	246,401	258,900
Federal National Mortgage Association, Pool #AI8577, 3.00%, 8/1/2042	578,211	596,020
Federal National Mortgage Association, Pool #MA0918, 4.00%, 12/1/2041	284,479	304,030

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $1,247,503)		1,276,002

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2019

MONEY MARKET FUNDS – 3.61%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Class I, 1.86%(c)	1,349,245	$1,349,245

TOTAL MONEY MARKET FUNDS (Cost $1,349,245)		1,349,245
TOTAL INVESTMENTS – 101.57% (Cost $36,749,075)		37,928,810
Liabilities in Excess of Other Assets – (1.57)%		(585,330)
NET ASSETS – 100.00%		$37,343,480

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as September 30, 2019 was $1,263,966, representing 3.38% of net assets.

(b)	Step bond. Coupon rate is a fixed rate that changes on a specified date. The rate shown is the current rate at September 30, 2019.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2019.

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2019

Assets
Investments in securities at fair value (cost $36,749,075)	$37,928,810
Dividends and interest receivable	251,680
Prepaid expenses	8,302
Total Assets	38,188,792
Liabilities
Payable for fund shares redeemed	2,911
Payable for investments purchased	798,563
Payable to Adviser	12,251
Payable to Administrator	6,905
Other accrued expenses	24,682
Total Liabilities	845,312
Net Assets	$37,343,480
Net Assets consist of:
Paid-in capital	36,511,506
Accumulated earnings	831,974
Net Assets	$37,343,480
Shares outstanding (unlimited number of shares authorized, no par value)	3,517,946
Net asset value (“NAV”), offering and redemption price per share(a)	$10.62

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND
STATEMENT OF OPERATIONS

For the year ended September 30, 2019

Investment Income
Interest income	$1,054,978
Dividend income	21,310
Total investment income	1,076,288
Expenses
Adviser	145,502
Administration	30,000
Fund accounting	28,647
Legal	19,348
Audit and tax preparation	17,300
Compliance services	12,000
Transfer agent	12,000
Pricing	11,175
Trustee	11,004
Registration	7,716
Report printing	6,243
Custodian	5,344
Insurance	4,034
Miscellaneous	15,335
Total expenses	325,648
Fees waived by Adviser	(34,613)
Net operating expenses	291,035
Net investment income	785,253

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(135,080)
Net change in unrealized appreciation of investment securities	2,113,737
Net realized and change in unrealized gain on investments	1,978,657
Net increase in net assets resulting from operations	$2,763,910

See accompanying notes which are an integral part of these financial statements.

13

FCI BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$785,253	$761,004
Net realized loss on investment securities transactions	(135,080)	(220,225)
Net change in unrealized appreciation (depreciation) of investment securities	2,113,737	(1,001,592)
Net increase (decrease) in net assets resulting from operations	2,763,910	(460,813)
Distributions to Shareholders From:
Earnings	(784,333)	(762,749)
Total distributions	(784,333)	(762,749)
Capital Transactions
Proceeds from shares sold	3,061,310	3,304,398
Reinvestment of distributions	34,084	38,132
Amount paid for shares redeemed	(3,732,979)	(7,138,374)
Net decrease in net assets resulting from capital transactions	(637,585)	(3,795,844)
Total Increase (Decrease) in Net Assets	1,341,992	(5,019,406)
Net Assets
Beginning of year	36,001,488	41,020,894
End of year	$37,343,480	$36,001,488
Share Transactions
Shares sold	295,457	325,363
Shares issued in reinvestment of distributions	3,305	3,760
Shares redeemed	(362,385)	(699,159)
Net decrease in shares outstanding	(63,623)	(370,036)

See accompanying notes which are an integral part of these financial statements.

14

FCI BOND FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year Ended September 30,
	2019	2018	2017	2016	2015
Selected Per Share Data:
Net asset value, beginning of year	$10.05	$10.38	$10.58	$10.39	$10.42
Investment operations:
Net investment income	0.22	0.21	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.57	(0.33)	(0.20)	0.19	(0.03)
Total from investment operations	0.79	(0.12)	—	0.39	0.17
Less distributions to shareholders from:
Net investment income	(0.22)	(0.21)	(0.20)	(0.20)	(0.20)
Total distributions	(0.22)	(0.21)	(0.20)	(0.20)	(0.20)
Paid in capital from redemption fees	—	—	— (a)	—	—
Net asset value, end of year	$10.62	$10.05	$10.38	$10.58	$10.39
Total Return(b)	7.98%	(1.16)%	0.04%	3.78%	1.61%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$37,343	$36,001	$41,021	$41,458	$44,421
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.90%	0.91%	0.88%	0.88%	0.84%
Ratio of net investment income to average net assets	2.16%	2.02%	1.92%	1.84%	1.83%
Portfolio turnover rate	18%	21%	39%	29%	33%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

15

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

NOTE 1. ORGANIZATION

FCI Bond Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

16

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are

17

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

18

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of

19

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$19,735,226	$—	$19,735,226
Foreign Corporate Bonds	—	2,627,786	—	2,627,786
U.S. Government Agencies	—	2,579,799	—	2,579,799
U.S. Government Mortgage Backed Agencies	—	1,276,002	—	1,276,002
U.S. Treasury Obligations	—	10,360,752	—	10,360,752
Money Market Funds	1,349,245	—	—	1,349,245
Total	$1,349,245	$36,579,565	$—	$37,928,810

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average

20

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

daily net assets. For the fiscal year ended September 30, 2019, the Adviser earned fees of $145,502, from the Fund. At September 30, 2019, the Adviser was owed $12,251 from the Fund.

The Adviser has agreed contractually to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2020.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2019, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2020	$31,432
September 30, 2021	39,712
September 30, 2022	34,613

21

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For fiscal year ended September 30, 2019, the Administrator earned fees of $30,000 for administration services, $28,647 for fund accounting services, $12,000 for transfer agent services, and $12,000 for compliance services. At September 30, 2019, the Fund owed the Administrator $6,905 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,520 per fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

22

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$2,524,121
Other	3,850,090
Sales
U.S. Government Obligations	$3,006,418
Other	4,640,369

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,204,447
Gross unrealized depreciation	(24,712)
Net unrealized appreciation/(depreciation) on investments	$1,179,735
Tax cost of investments	$36,749,075

The tax character of distributions paid for the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$784,333	$762,749
Total distributions paid	$784,333	$762,749

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

23

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 6. FEDERAL TAX INFORMATION – continued

At September 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$42,358
Accumulated capital and other losses	(390,119)
Unrealized appreciation on investments	1,179,735
Total accumulated earnings	$831,974

As of September 30, 2019, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $87,352 and $302,767, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

24

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2019

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of FCI Bond Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers, or by other alternate procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 27, 2019

26

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,040.20	$4.09	0.80%
Hypothetical(b)	$1,000.00	$1,021.06	$4.05	0.80%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

27

TRUSTEES AND OFFICERS – (UNAUDITED)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

28

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 16 series.

29

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Treasurer of Oak Associates Funds since April 2019; Treasurer of Centaur Mutual Funds Trust since April 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

30

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

31

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

This page intentionally left blank.

OTHER INFORMATION – (UNAUDITED)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING – (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available: (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and

Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Financial Counselors, Inc.

5901 College Boulevard, Suite 110

Overland Park, Kansas 66211

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 322-0575. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

IRON STRATEGIC INCOME FUND

Management Discussion of Fund Performance (Unaudited)

Markets

What a difference a year makes! Looking back one year, it appeared as if interest rates would be going much higher based on the Federal Reserve’s (the “Fed”) estimates. The Fed has now completely reversed course and expects the Federal Funds Rate to potentially drift lower in the coming quarters. Global bonds with negative yields now account for 26% of the Global Aggregate Bond Index, with another 17% slightly above zero and yielding less than 1%. With the 10-Year US Treasury Note yielding approximately 1.75%, US Treasuries remain a destination for money around the world looking for safety.

Fiscal policy remains a serious concern to corporate executives. When there is policy uncertainty, capital spending falls as corporations become nervous about where to deploy capital. One constant over the last year has been declining world trade volume. Tariffs and trade wars continue to be an impediment to global trade. While there continues to be talk of a trade deal, nothing concrete has materialized. The investing world now wonders if US Treasury rates will follow other country’s bond markets into negative territory. We continue to believe that the best course of action for bond investors is to collect as much yield as possible while also limiting duration and credit risk. We believe the B & BB-rated corporate bond universe currently provides an optimal risk to yield investment.

The Iron Strategic Income Fund

The Iron Strategic Income Fund’s (“Fund”) Institutional Class shares returned 3.50% for the fiscal year ended September 30, 2019, compared to its benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) return of 2.13%. During the same period, the Investor Class shares returned 3.08%. The Fund’s varying level of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. Strategically reducing exposure through selling holdings and moving to cash-equivalent products reduced our volatility while moderating our return capture during some periods of high market volatility. As a result, we outperformed in those periods. Our goal is to manage the Fund to produce the best possible risk-adjusted return over long-term market cycles.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing attractive returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to 12.75%, vs 19.68% for the Benchmark. While we believe that an absolute return focused fixed income strategy provides investors with better risk-adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy can result in underperformance during a bull market.

IRON STRATEGIC INCOME FUND

Management Discussion of Fund Performance (Unaudited) (continued)

Reducing credit exposure has been an important tool for the Fund since its inception. To manage the Fund’s risk/return profile, we strategically adjust credit exposure by selectively selling current holdings. We have found this method to be more effective in achieving our targets than implementing short positions. The use of short positions in North American High Yield Swaps, Bonds or ETFs may lead to an inconsistent return stream. Selling existing holdings and investing in yield-bearing cash-equivalent products has proven to be cost-effective and expedient.

Conclusion

As the Iron Strategic Income Fund turns 12, it seems the one constant is ever-changing markets. We continue to monitor the marketplace for risk and opportunity to provide consistent value.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Average Annual Total Returns (a) as of September 30, 2019
	One Year	Five Year	Ten Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	3.50%	1.32%	3.66%	5.01%	N/A
Investor Class	3.08%	0.97%	3.29%	N/A	5.36%
Credit Suisse Hedge Fund Index (b)	2.13%	2.30%	4.32%	4.12%	5.31%

				Expense Ratios (c)
				Institutional Class	Investor Class
				1.41%	1.76%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Strategic Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Credit Suisse Hedge Fund Index (the “Index”) is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of January 31, 2009 for the Investor Class. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.39% for each share class, are from the Fund’s prospectus dated January 28, 2019. Additional information pertaining to the Fund’s expense ratios as of September 30, 2019 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before in (877) 322-0575.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

This graph shows the value of a hypothetical investment of $10,000 made on September 30, 2009 for the Institutional Class and held through September 30, 2019. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis and reflects performance net of all hedge fund component performance fees and expenses. Individuals cannot invest directly in the index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 322-0575. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

IRON Strategic Income Fund Holdings as of September 30, 2019(a)

(a)	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2019

Corporate Bonds – 59.85%	Principal Amount	Fair Value
Communication Services – 8.15%
CenturyLink, Inc., 5.80%, 3/15/2022	$500,000	$529,375
Gannett Company, Inc., 5.13%, 7/15/2020	1,000,000	1,002,250
Hughes Satellite Systems Corporation, 7.63%, 6/15/2021	500,000	540,000
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	500,000	515,625
Sprint Corporation, 7.25%, 9/15/2021	500,000	534,800
Sprint Corporation, 7.88%, 9/15/2023	500,000	550,480
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	513,750
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	500,625
		4,686,905
Consumer Discretionary – 16.18%
Choice Hotels International, Inc., 5.75%, 7/1/2022	500,000	541,250
Hertz Corporation, 7.63%, 6/1/2022 (a)	500,000	521,250
Lee Enterprises, Inc., 9.50%, 3/15/2022 (a)	500,000	502,500
Meritage Homes Corporation, 7.15%, 4/15/2020	500,000	512,569
MGM Resorts International, 6.63%, 12/15/2021	500,000	542,925
Netflix, Inc., 5.50%, 2/15/2022	500,000	531,875
Nexstar Broadcasting, Inc., 6.13%, 2/15/2022 (a)	1,000,000	1,015,000
QVC, Inc., 5.13%, 7/2/2022	500,000	525,502
Service Corporation International, 5.38%, 5/15/2024	500,000	517,270
Signet UK Finance plc, 4.70%, 6/15/2024 (b)	500,000	472,500
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	510,156
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	533,750
TRI Pointe Group, Inc., 4.88%, 7/1/2021	500,000	517,500
United Continental Holdings, Inc., 6.00%, 12/1/2020	500,000	521,409
William Lyon Homes, Inc., 5.88%, 1/31/2025	500,000	507,500
YUM! Brands, Inc., 3.75%, 11/1/2021	500,000	513,750
YUM! Brands, Inc., 5.00%, 6/1/2024 (a)	500,000	520,000
		9,306,706
Energy – 10.86%
CNX Resources Corporation, 5.88%, 4/15/2022	1,000,000	965,000
CVR Refining, LLC, 6.50%, 11/1/2022	500,000	506,875
Gulfport Energy Corporation, 6.00%, 10/15/2024	500,000	364,175
Laredo Petroleum, Inc., 5.63%, 1/15/2022	500,000	472,500
Murphy Oil Corporation, 4.45%, 12/1/2022 (c)	500,000	508,750

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2019

Corporate Bonds (continued)	Principal Amount	Fair Value
Energy (continued)
Newfield Exploration Company, 5.75%, 1/30/2022	$500,000	$534,160
Oasis Petroleum, Inc., 6.88%, 3/15/2022	500,000	468,750
PBF Logistics, L.P., 6.88%, 5/15/2023	500,000	515,000
Range Resources Corporation, 5.00%, 8/15/2022	500,000	471,250
SM Energy Company, 6.13%, 11/15/2022	500,000	481,675
Southwest Energy Company, 6.20%, 1/23/2025 (c)	500,000	442,490
WPX Energy, Inc., 6.00%, 1/15/2022	500,000	517,500
		6,248,125
Financials – 5.30%
Fly Leasing Ltd., 6.38%, 10/15/2021 (b)	500,000	509,688
Iron Mountain, Inc., 4.38%, 6/1/2021 (a)	500,000	506,355
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	500,000	503,900
Realogy Group LLC, 5.25%, 12/1/2021 (a)	500,000	500,000
Synovus Financial Corporation, 5.75%, 12/15/2025	1,000,000	1,025,370
		3,045,313
Health Care – 1.77%
TransDigm, Inc., 6.00%, 7/15/2022	1,000,000	1,017,500

Industrials – 3.33%
Meritor, Inc., 6.25%, 2/15/2024	500,000	515,625
Terex Corporation, 5.63%, 2/1/2025 (a)	500,000	513,750
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	505,000
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	375,000	383,250
		1,917,625
Information Technology – 6.38%
Anixter, Inc., 5.13%, 10/1/2021	500,000	522,500
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	520,000
NCR Corporation, 6.38%, 12/15/2023	500,000	515,000
Symantec Corporation, 4.20%, 9/15/2020	500,000	506,378
Symantec Corporation, 5.00%, 4/15/2025 (a)	500,000	505,866
Unisys Corporation, 10.75%, 4/15/2022 (a)	1,000,000	1,097,500
		3,667,244
Materials – 6.20%
AK Steel Corporation, 7.63%, 10/1/2021	500,000	495,000
Allegheny Technologies, Inc., 5.95%, 1/15/2021	500,000	513,438

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2019

Corporate Bonds (continued)	Principal Amount	Fair Value
Materials (continued)
Chemours Company (The), 6.63%, 5/15/2023	$500,000	$495,625
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	502,500
Louisiana-Pacific Corporation, 4.88%, 9/15/2024	500,000	517,500
Sealed Air Corporation, 6.50%, 12/1/2020 (a)	500,000	516,875
W.R. Grace & Company, 5.13%, 10/1/2021 (a)	500,000	521,925
		3,562,863
Real Estate – 1.68%
GEO Group, Inc. (The), 5.88%, 1/15/2022	1,000,000	968,490

TOTAL CORPORATE BONDS (Cost $34,322,216)		34,420,771

U.S. Treasury Obligations – 11.01%
U.S. Treasury Bond, 2.88%, 5/15/2043	1,040,000	1,192,729
U.S. Treasury Note 2.50%, 8/15/2023	4,960,000	5,133,600

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,318,346)		6,326,329

Exchange-Traded Funds – 17.00%	Shares
iShares 0-5 Year High Yield Corporate Bond ETF	105,490	4,904,230
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	180,399	4,872,577
TOTAL EXCHANGE-TRADED FUNDS (Cost $9,765,495)		9,776,807

Money Market Funds – 0.08%(d)
Federated Treasury Obligations Fund – Institutional Shares, 1.84%	13,417	13,417
Fidelity Investments Money Market Treasury Only – Class I, 1.86%	13,417	13,417
First American Treasury Obligations Fund – Class Z, 1.83%	13,417	13,417

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2019

Money Market Funds (continued)	Shares	Fair Value
Wells Fargo Treasury Plus Money Market Fund – Class I, 1.81%	13,417	$13,417
TOTAL MONEY MARKET FUNDS (Cost $53,668)		53,668
TOTAL INVESTMENTS — 87.94% (Cost $50,459,725)		50,577,575
Other Assets in Excess of Liabilities — 12.06%		6,935,752
NET ASSETS — 100.00%		$57,513,327

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as September 30, 2019 was $9,134,577, representing 15.88% of net assets.

(b)	Foreign corporate bond denominated in U.S. dollars.
(c)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at September 30, 2019.
(d)	Rate disclosed is the seven day effective yield as of September 30, 2019.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	September 30, 2019

Assets
Investments in securities at fair value (cost $50,459,725)	$50,577,575
Receivable for investments sold	12,719,171
Dividends and interest receivable	590,880
Prepaid expenses	21,195
Total Assets	63,908,821
Liabilities
Payable for fund shares redeemed	390
Payable for investments purchased	6,318,347
Payable to Adviser	31,007
Payable for 12b-1 fees, Investor Class	537
Payable for Administrative Services fees, Investor Class	69
Payable to Administrator	12,000
Other accrued expenses	33,144
Total Liabilities	6,395,494
Net Assets	$57,513,327

Net Assets consist of:
Paid-in capital	79,809,138
Accumulated deficit	(22,295,811)
Net Assets	$57,513,327
Net Assets: Institutional Class	$56,683,421
Shares outstanding (unlimited number of shares authorized, no par value)	5,568,828
Net asset value and offering price per share(a)	$10.18
Net Assets: Investor Class	$829,906
Shares outstanding (unlimited number of shares authorized, no par value)	80,842
Net asset value and offering price per share(a)	$10.27

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Year Ended September 30, 2019

Investment Income
Dividend income	$906,657
Interest income	2,187,431
Income from securities loaned	33,629
Total investment income	3,127,717

Expenses
Adviser	411,343
Administration	62,911
Fund accounting	42,096
Registration	34,500
Transfer agent	30,000
Audit and tax preparation	21,800
Pricing	21,656
Legal	18,249
Compliance Services	12,000
Trustee	10,431
Report printing	8,561
Custodian	8,166
Insurance	4,749
12b-1, Investor Class	2,817
Administrative Services Plan, Investor Class	1,127
Miscellaneous	18,885
Total expenses	709,291
Net investment income	2,418,426

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(688,600)
Futures contracts	(2,222)
Change in unrealized appreciation on:
Investment securities	275,670
Net realized and change in unrealized loss on investment securities and futures contracts	(415,152)
Net increase in net assets resulting from operations	$2,003,274

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,418,426	$2,591,131
Long term capital gain dividends from investment companies	—	7,515
Net realized loss on investment securities, swap contracts, written options and futures contracts	(690,822)	(370,986)
Change in unrealized appreciation (depreciation) on investment securities, swap contracts, written options and futures contracts	275,670	(2,518,368)
Net increase (decrease) in net assets resulting from operations	2,003,274	(290,708)

Distributions to Shareholders from Earnings:
Institutional Class	(2,418,191)	(2,426,918)
Investor Class	(37,407)	(78,486)
Total distributions	(2,455,598)	(2,505,404)

Capital Transactions – Institutional Class
Proceeds from shares sold	1,511,147	5,062,300
Reinvestment of distributions	2,401,091	2,300,777
Amount paid for shares redeemed	(17,683,956)	(46,090,242)
Proceeds from redemption fees (a)	37	12
Total – Institutional Class	(13,771,681)	(38,727,153)

Capital Transactions – Investor Class
Proceeds from shares sold	53,076	162,792
Reinvestment of distributions	36,325	77,650
Amount paid for shares redeemed	(760,385)	(3,927,043)
Proceeds from redemption fees(a)	18	1
Total – Investor Class	(670,966)	(3,686,600)
Net decrease in net assets resulting from capital transactions	(14,442,647)	(42,413,753)
Total decrease in net assets	(14,894,971)	(45,209,865)
Net Assets
Beginning of period	$72,408,298	$117,618,163
End of period	$57,513,327	$72,408,298

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Shares Transactions – Institutional Class
Shares sold	149,015	487,790
Shares issued in reinvestment of distributions	237,158	222,979
Shares redeemed	(1,737,930)	(4,429,973)
Total – Institutional Class	(1,351,757)	(3,719,204)
Shares Transactions – Investor Class
Shares sold	5,165	15,483
Shares issued in reinvestment of distributions	3,568	7,446
Shares redeemed	(73,846)	(377,214)
Total – Investor Class	(65,113)	(354,285)
Net decrease in shares outstanding	(1,416,870)	(4,073,489)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each year)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.24	$10.55

Investment operations:
Net investment income (a)	0.41	0.31
Net realized and unrealized gain (loss)	(0.06)	(0.32)
Total from investment operations	0.35	(0.01)

Less distributions to shareholders:
From net investment income	(0.41)	(0.30)
From net capital gains	—	—
From return of capital	—	—
Total distributions	(0.41)	(0.30)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$10.18	$10.24

Total Return (c)	3.50%	(0.13)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$56,683	$70,901
Ratio of net expenses to average net assets (d)	1.11%	1.35%
Ratio of net investment income to average net assets (a) (d)	3.83%	2.85%
Portfolio turnover rate	216%	600%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each year)

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10.53	$10.46	$11.45

0.32	0.32	0.34
0.03	0.07	(0.76)
0.35	0.39	(0.42)

(0.32)	(0.32)	(0.30)
—	—	(0.27)
(0.01)	—	—
(0.33)	(0.32)	(0.57)

— (b)	— (b)	— (b)

$10.55	$10.53	$10.46

3.41%	3.85%	(3.75)%

$112,300	$135,780	$230,120
1.30%	1.28%	1.19%
2.93%	3.02%	2.98%
426%	673%	191%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each year)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.33	$10.63

Investment operations:
Net investment income (a)	0.40	0.29
Net realized and unrealized gain (loss)	(0.09)	(0.34)
Total from investment operations	0.31	(0.05)

Less distributions to shareholders:
From net investment income	(0.37)	(0.25)
From net capital gains	—	—
From return of capital	—	—
Total distributions	(0.37)	(0.25)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$10.27	$10.33

Total Return (c)	3.08%	(0.42)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$830	$1,507
Ratio of net expenses to average net assets (d)	1.46%	1.70%
Ratio of net investment income to average net assets (a) (d)	3.46%	2.45%
Portfolio turnover rate	216%	600%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each year)

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10.61	$10.54	$11.53

0.29	0.30	0.31
0.02	0.06	(0.77)
0.31	0.36	(0.46)

(0.28)	(0.29)	(0.26)
—	—	(0.27)
(0.01)	—	—
(0.29)	(0.29)	(0.53)

—	— (b)	— (b)

$10.63	$10.61	$10.54

3.01%	3.54%	(4.08)%

$5,318	$8,372	$12,540
1.65%	1.63%	1.54%
2.59%	2.67%	2.61%
426%	673%	191%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	September 30, 2019

NOTE 1. ORGANIZATION

IRON Strategic Income Fund (the “Fund”) is a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is IRON Financial, LLC (the “Adviser”). The investment objective of the Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the fiscal year ended September 30, 2019, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Security loans – Under the terms of the securities lending agreement with U.S. Bank N.A., the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission, a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the fund may pay only reasonable fees in connection with the loan; and (6) the fund must be able to vote proxies on the securities loaned as deemed appropriate by its adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). Loans must be continuously secured by collateral equal to not less than 102% of the market value, marked-to-market daily, of the securities loaned. As of September 30, 2019, there were no security loans outstanding.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$34,420,771	$—	$34,420,771
Exchange-Traded Funds	9,776,807	—	—	9,776,807
Money Market Funds	53,668	—	—	53,668
U.S. Treasury Obligations	—	6,326,329	—	6,326,329
Total	$9,830,475	$40,747,100	$—	$50,577,575

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

Swap Agreements – The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS – continued

the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS – continued

and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations. When a contract is closed, a realized gain or loss is reported on the Statement of Operations, equal to the difference between the opening and closing value of the contract.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The following tables identify the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2019:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Interest Rate Risk:
Futures contracts	Net realized loss on futures contracts	$(2,222)	$—

For the fiscal year ended September 30, 2019, futures activity was limited to the first three months of the period. During that time, the average market value of open futures was $182,018.

As of September 30, 2019, there were no derivative holdings outstanding.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the Adviser earned fees of $411,343 from the Fund.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent services and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2019, fees for administration, transfer agent, fund accounting and compliance services, and the amounts due to the Administrator at September 30, 2019 were as follows:

Administration	$62,911
Fund accounting	42,096
Transfer agent	30,000
Compliance Services	12,000
Payable to Administrator	12,000

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,520 per fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended September 30, 2019, the 12b-1 expenses incurred by the Fund Investor Class were $2,817. The Fund owed $537 for 12b-1 fees as of September 30, 2019.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative services to Investor Class shareholders.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the fiscal year ended September 30, 2019, the Fund Investor class incurred $1,127 in Administrative Plan Fees. At September 30, 2019 the Fund owed the Adviser $69 for Administrative Services Plan Fees.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2019, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$6,318,347
Other	109,877,293
Sales
U.S. Government Obligations	$—
Other	129,251,790

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$300,345
Gross unrealized depreciation	(417,702)
Net unrealized depreciation on investments	$(117,357)
Tax cost of investments	$50,694,932

The tax character of distributions paid for the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$2,455,598	$2,505,404
Total distributions paid	$2,455,598	$2,505,404

(a) Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$16,929
Accumulated capital and other losses	(22,195,383)
Unrealized appreciation on investments	(117,357)
Total accumulated earnings	$(22,295,811)

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2019

NOTE 7. FEDERAL TAX INFORMATION – continued

At September 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales.

As of September 30, 2019, the Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $11,212,821 and $10,982,561, respectively.

NOTE 8. COMMITMENT AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018- 13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

IRON STRATEGIC INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of IRON Strategic Income Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of IRON Strategic Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers, or by other alternate procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 27, 2019

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited) (continued)

		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,016.60	$5.72	1.13%
	Hypothetical(b)	$1,000.00	$1,019.40	$5.72	1.13%
Investor Class	Actual	$1,000.00	$1,015.50	$7.48	1.48%
	Hypothetical(b)	$1,000.00	$1,017.65	$7.49	1.48%

(a) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Hypothetical assumes 5% annual return before expenses.

IRON STRATEGIC INCOME FUND

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended September 30, 2019, the IRON Strategic Income Fund designates 0.00 % of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended September 30, 2019, the IRON Strategic Income Fund designates 0.00 % of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

IRON STRATEGIC INCOME FUND

Trustees And Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

IRON STRATEGIC INCOME FUND

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).

IRON STRATEGIC INCOME FUND

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 16 series.

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

IRON STRATEGIC INCOME FUND

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Treasurer of Oak Associates Funds since April 2019; Treasurer of Centaur Mutual Funds Trust since April 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

IRON STRATEGIC INCOME FUND

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

Mangement Agreement Renewal (Unaudited)

The Iron Strategic Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Iron Financial, LLC (“Iron”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on May 16, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Iron. At the Trustees’ quarterly meeting held in May 2019, a sub-committee of the Board interviewed certain executives of Iron, including Iron’s Chief Investment Officer and Portfolio Manager, and its Director, Portfolio Management and Trading, and reported to the full Board on the interviews. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Iron (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Iron for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Iron provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Iron’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolios, as well as the qualifications and experience of the

IRON STRATEGIC INCOME FUND

Mangement Agreement Renewal (Unaudited) (continued)

other individuals at Iron who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Iron to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended March 31, 2019. The Trustees observed that the Fund had underperformed its benchmark, the Credit Suisse Hedge Fund Index, for the three-, and five-year periods, but outperformed its benchmark for the one- and 10-year periods. The Trustees noted that the Fund had underperformed the average return of its Morningstar Non-Traditional Bond Category over the three- and five-year periods, but outperformed for the one- and ten-year periods. The Trustees noted that the Fund is heavily risk managed and so will underperform in certain markets, and that the Fund’s performance is consistent with expectations.

(iii)

Fee Rate and Profitability. The Trustees noted that the Fund’s gross management fee is above the median and below the average for funds of comparable size in its Morningstar Non-Traditional Bond Category, and that net expenses were above both the median and average. The Trustees also considered the profitability analyses prepared by Iron for management of the Fund, which showed that Iron is earning a profit from managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees recalled their review of the Fund’s 12b-1 Plan at this meeting and Administrative Services Plan at its February meeting and considered other potential benefits that Iron may receive in connection with its management of the Fund. The Trustees noted Iron’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Iron’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Iron’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Iron will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Iron’s level of profitability in managing the Fund, it does not appear that Iron is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

IRON STRATEGIC INCOME FUND

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available: (1) without charge upon request by calling the Fund at (877) 322-0575 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FCI Bond Fund:	FY 2019	$14,500
	FY 2018	$14,500
Appleseed Fund:	FY 2019	$16,000
	FY 2018	$16,000
Iron Strategic Income Fund:	FY 2019	$18,500
	FY 2018	$18,500

(b)	Audit-Related Fees

Registrant
FCI Bond Fund:	FY 2019	$0
	FY 2018	$0
Appleseed Fund:	FY 2019	$0
	FY 2018	$0
Iron Strategic Income Fund:	FY 2019	$0
	FY 2018	$0

(c)	Tax Fees

Registrant
The FCI Bond Fund:	FY 2019	$3,000
	FY 2018	$3,000
The Appleseed Fund:	FY 2019	$3,500
	FY 2018	$3,500
Iron Strategic Income Fund:	FY 2019	$3,500
	FY 2018	$3,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
FCI Bond Fund:	FY 2019	$0
	FY 2018	$0
Appleseed Fund:	FY 2019	$0
	FY 2018	$0
Iron Strategic Income Fund:	FY 2019	$0
	FY 2018	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$0	$0
FY 2018	$0	$0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	11/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	11/26/2019

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/26/2019